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                                                                    EXHIBIT 99.2

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Sirius Satellite Radio 401(k) Savings Plan (the "Plan") on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Frear, Executive Vice President and Chief Financial Officer of Sirius Satellite Radio Inc. (the "Company"), certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

                                       By: /s/ DAVID FREAR
                                           ----------------------------
                                           David Frear
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial Officer)

June 30, 2003